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25TH AVE S
VANDERBILT

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Forward-Looking Statements

Certain statements in this press release contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "projection," "would," and "outlook," or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

You should not place undue reliance on any forward-looking statement. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but are not limited to, the following: market and economic conditions (including interest rate environment, levels of public offerings, mergers and acquisitions, or M&A, and venture capital financing activities) and the associated impact on us; changes in management personnel; deterioration of our asset quality; our overall management of interest rate risk, including managing the sensitivity of our interest-earning assets and interest-bearing liabilities to interest rates, and the impact to earnings from a change in interest rates; our ability to execute our strategy and to achieve organic loan and deposit growth; the adequacy of reserves (including allowance for loan and lease losses) and the appropriateness of our methodology for calculating such reserves; volatility and direction of market interest rates; the sufficiency of our capital, including sources of capital (such as funds generated through retained earnings) and the extent to which capital may be used or required; our overall investment plans, strategies and activities, including our investment of excess cash/liquidity; operational, liquidity and credit risks associated with our business; increased competition in the financial services industry, nationally, regionally or locally, which may adversely affect pricing and terms; the level of client investment fees and associated margins; changes in the regulatory environment; changes in trade, monetary and fiscal policies and laws; governmental legislation and regulation, including changes in accounting regulation or standards, the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act, Basel guidelines, capital requirements and other applicable laws and regulations; changes in interpretation of existing law and regulation; further government intervention in the U.S. financial system; and other factors that are discussed under the heading "Risk Factors" in our filings with the Securities and Exchange Commission.

The foregoing factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in the Company's Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.



Overview of Avenue

Founded in 2007 through a $75 million private placement

- ☑ Management team with over 125 years of combined banking experience
- ☑ Depth of leadership and banking talent
- ☑ Exceptional organic growth
- ☑ Operate in the attractive Nashville market
- ☑ Non-traditional approach to banking



KENTUCKY
VIRGINIA
MISSOURI
ARKANSAS
NORTH CAROLINA
SOUTH CAROLINA
MISSISSIPPI
ALABAMA
GEORGIA
Clarksville
Nashville
Smyrna
Shelbyville
Knoxville
Johnson City
Jackson
Somerville
Germantown
Collierville
Memphis
Pulaski
Chattanooga


25TH AVE S
VANDERBILT

Executive Management

All 4 members of our executive management team were original co-founders of the bank

Ron Samuels – *Chairman & Chief Executive Officer*



- Over 41 years of banking experience, 30 in Middle Tennessee
- Previously served as Group President of middle Tennessee at Regions Bank
- Very active in civic leadership

Kent Cleaver – *President & Chief Operating Officer*



- 37 years of banking experience
- Has served as COO since the Bank's inception in 2007
- Promoted to President in 2012
- Prior Middle Tennessee commercial banking executive for both First Union and Regions Bank

Barb Zipperian, CPA – *EVP, Chief Financial Officer*



- 34 years of finance and accounting experience in the banking industry
- Has served as CFO since the Bank's founding
- Former Regional Financial Officer for Regions Bank
- Former Corporate Planning Manager for Union Planters Bank

Andy Moats – EVP, *CCO & General Bank Group Director*



- Over 14 years of commercial banking experience
- Joined Avenue at inception in 2007
- Former Regional Credit Manager for the Tennessee and Arkansas markets at Regions Bank



Nashville / Core Foundation



Why Nashville?

- **Economy:** Regional and Diverse
- **Talent:** Available and Educated
- **Location:** Strategic and Low-Cost
- **Livability:** Attracts and Retains Talent

Economic Drivers

- Health Care:
  210,000 job / $30B Economic Impact
- Music & Entertainment:
  60,000 jobs / $9.8B Economic Impact
- Manufacturing:
  70,700 jobs / $9.5B Economic Impact
- Tourism & Hospitality:
  55,000 jobs / $5.7B Economic Impact

Source: Nashville Chamber of Commerce – www.Now-Nashville.com


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Our Vision

Be "Nashville's Signature Bank" - embody the creative spirit of our city

- ☑ Contribute to the city's economic prosperity and quality of life
- ☑ Redefine how clients experience banking
- ☑ Strong company culture focused on providing exceptional service


~The Hummingbirds of Avenue Bank~
Winners of the 2012 Music City
Corporate Band Challenge


Not another bank.




Member
FDIC and the human race.
avenue bank


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Our Brand & Culture

Brand

- Concierge Banking
  - Uncommon, personalized service
  - Personal, creative, sophisticated



- Uniquely-designed, hospitality-inspired locations
  - Full business attire; no teller lines
  - Good music, hot coffee, and fresh-baked cookies
- Unconventional advertising

Exceptional Client Experience

Culture

- Authenticity
- Attitude is everything
- Client service
- Workplace family
- Local community
- Challenge the status quo


Two roads diverged and you
took the path less traveled.
And so did we.
avenue bank



Business Approach

Maintain a balanced approach emphasizing both growth and profitability.

- Balance sheet growth
- Top-line revenue growth
- Profitability


25TH AVE
ANDERBILT

Recent Developments

- Shareholder Friendly Capital Transactions:
  - Issued $20.0 million of Subordinated Debt in December 2014
  - Raised $31.6 million in gross proceeds from February 2015 Initial Public Offering
  - Redeemed $18.95 million of Series C Preferred Stock (SBLF)
- Exceeded $1 billion in total assets at 3/31/15
- #4 "Best Bank to Work For" (American Banker Magazine, 2014)
- "Top Workplaces" (The Tennessean, 2013 / 2014 / 2015)
- Added to ABA Nasdaq Community Bank Index (June 2015)



Balance Sheet Growth & Asset Quality

Strong balance sheet growth while improving asset quality

Loan and Deposit Growth ($mm)



$1,000
$750
$500
$250
$0
$364
$451
$406
$498
$493
$593
$640
$738
$716
$816
$773
$851
Q1 11
Q1 12
Q1 13
Q1 14
Q1 15
Q2 15
Loans
Deposits

NPAs by Type ($mm)



$15
$12
$9
$6
$3
$0
2.11%
1.21%
1.00%
0.57%
0.51%
$5.0
$2.9
$1.9
$3.0
$3.5
$0.6
$2.8
$3.4
$0.7
$0.5
$2.8
$0.9
$0.4
$2.7
$0.8
FYE 2012
FYE 2013
FYE 2014
Q1 15
Q2 15
Nonaccruals
ORE
TDRs
NPAs / Loans + ORE (%)

NPAs inclusive of troubled debt restructurings

Loan & Deposit Mix

Loans Outstanding by Category



Multifamily, 1%
Consumer & Other, 1%
CRE - Owner Occupied, 10%
Residential Mortgages, 16%
C & D, 10%
C&I, 35%
CRE - Non Owner Occupied, 27%

Deposits by Category



Time Deposits, 20%
Noninterest-bearing demand, 24%
Interest-bearing demand, 7%
Savings and money market accounts, 49%

Loan & Deposit Business Lines

Loans Outstanding by Business Line



Concierge Banking, 2%
Other, 1%
Business Banking, 7%
Music & Entertainment, 11%
Private Banking, 14%
Commercial Banking Group, 65%

Deposits by Business Line



Corporate / Wholesale, 16%
Commercial Banking Group, 32%
Other
Concierge Banking, 11%
Business Banking, 3%
Music & Entertainment, 17%
Private Banking, 20%



Industry Verticals

3 cross-departmental verticals / focus areas:

Music

- Combines private banking and commercial banking efforts
- Sample clients:
  - Artists
  - Labels
  - Publishing companies
  - Performance Rights Organizations
- Specialized products:
  - Intellectual property lending
- Inroads in N.Y.C. and L.A.

Healthcare

- Complemented by team hire from regional competitor in 2013
- Complements commercial healthcare talent
- Sample clients:
  - Physicians
  - Practices and clinics
  - Corporate healthcare facilities
- Specialized products:
  - Practice buy-in loans
  - Physician-specific portfolio mortgages

Not-For-Profit

- Newest focus area
- Sample clients:
  - Traditional not-for-profit entities
  - Education
  - Government
  - Religion

Niche banking areas

Reflects Nashville's main industries



Financial Highlights
2nd Quarter 2015

- $1.6 million net income and $0.16 per diluted share
- Total loans grew by $50 million, or 16.7%, on an annualized basis
- Net Interest Margin increased 6 basis points
- Non Interest Income reported increase in all major categories

Operating Leverage

Growing revenues faster than expenses



Total Revenue 1 ($mm)
$42.0
$37.0
$32.0
$27.0
$22.0
$17.0
$12.0
$7.0
16% CAGR *
$18.5
$19.4
$23.8
$28.6
$33.9
$40.0
2010
2011
2012
2013
2014
YTD 2015 *



Noninterest Expense ($mm)
$32.0
$27.0
$22.0
$17.0
$12.0
$7.0
12% CAGR *
$15.4
$15.9
$18.4
$20.6
$24.1
$27.2
2010
2011
2012
2013
2014
YTD 2015 *

1 Total Revenue = Net Interest Income + Non Interest Income
* Q2 Annualized for 2015 / CAGR for historical FYEs



Business Strategy

- Grow core lines of business, including key verticals in Music & Entertainment, Healthcare and Not-for-Profit Banking.
- Invest in additional bankers to drive balance sheet and revenue growth.
- Pursue new non-interest income initiatives to drive profitability.
- Provide an engaging workplace for our employees and an exceptional banking experience for our clients.



Summary

- Strong Company Vision and Culture
- Continued Organic Growth
- Proven Capability of Hiring Talented Bankers
- Collaborative Credit Culture
- Unique Branch Model
- Experienced Management Team
- Depth of Banking Talent
- Ability to Gain Operating Leverage
- Attractive and Growing Market


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For more information

http://www.snl.com/IRWebLinkX/corporateprofile.aspx?iid=4161758